UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2005

INTERACTIVE DATA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-20311 (Commission File Number)	13-3668779 (I.R.S. Employer Identification No.)

22 Crosby Drive, Bedford, Massachusetts (Address of principal executive offices)	01730 (Zip Code)

Registrant’s telephone number, including area code: (781) 687-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Ex-99.1 Press release, dated October 27, 2005

Item 2.02. Results of Operations and Financial Condition.

     On October 27, 2005 Interactive Data Corporation, a Delaware corporation, issued a press release announcing its results for the third quarter ended September 30, 2005. The press release appearing in Exhibit 99.1 is not filed but is furnished hereby and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1. Press release of Interactive Data Corporation, dated October 27, 2005, announcing its results for the third quarter ended September 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERACTIVE DATA CORPORATION

Date: October 27, 2005	By:	/s/ Steven G. Crane

	Name: Title:	Steven G. Crane Executive Vice President and Chief Financial Officer